INTANGIBLE ASSETS, NET (Tables)	6 Months Ended
Mar. 31, 2024
Goodwill and Intangible Assets Disclosure [Abstract]
SCHEDULE OF INTANGIBLE ASSETS NET

Intangible assets, net consist of the following:

	March 31, 2024	September 30, 2023
At cost:
Website	$21,709	$21,658
Patent	20,048	$20,046
Exchange adjustment	26	$53
Less: accumulated amortization	(22,457)	$(17,223)
Total	$19,326	$24,534

Amortization expense for the six months ended March 31, 2024 and 2023 was $5,229 and $5,178, respectively.